 Norfolk Southern

Dividend Reinvestment Plan

for Stockholders

Dividend Reinvestment Plan

The Dividend Reinvestment Plan described in this folder offers you, as an owner of common stock of Norfolk Southern Corporation, an opportunity to buy additional shares of Norfolk Southern common stock automatically with your Norfolk Southern dividends.  In addition, the Plan permits you to buy still more shares with voluntary cash payments.  The Plan is offered by The Bank of New York.

Eligibility

Any registered owner of Norfolk Southern Corporation common stock is eligible.  If you own shares held in the name of a broker, bank or other nominee and wish to participate, you should request that shares be transferred to your own name.

How the Plan works

To join the Plan you need to sign and mail the authorization form included with this description of the Plan.  Be sure to sign exactly as your name appears on the form.  (All joint owners must sign.)

The form authorizes The Bank of New York, as your agent, to receive your cash dividends and to use them, together with any voluntary cash payments, to purchase shares of Norfolk Southern common stock for you.

You will receive a confirmation each time shares are purchased or sold, and also a quarterly statement showing the total shares credited to your account under the Plan, along with the amount of the latest dividend and any voluntary cash payments invested, any transaction fees deducted, the number of shares purchased and the price per share.  The price is the average price  of all shares purchased under the Plan in connection with a given dividend or purchased with any voluntary cash payments.

As the number of shares you own grows, dividends paid on the increased number of shares also are reinvested, so long as you continue in the Plan.

Voluntary cash payments

Once you have received the statement from The Bank of New York confirming that your first dividend has been reinvested, you may send funds to The Bank of New York  from time to time ($50 minimum, $5,000 maximum, per month) to be used for the purchase of additional shares.  Voluntary cash payments may be made by either Electronic Funds Transfer ("EFT") or check drawn on a U.S. bank, in U.S. currency, payable to "The Bank of New York - Norfolk Southern Plan".  Cash, third party checks, money orders or traveler's checks will not be accepted.  If you choose the EFT option, a minimum of $50 will be deducted from your checking or savings account on the 25th day of each month, or if that date is not a business day, the deduction will be made on the preceding business day.   A detachable form for use in making voluntary cash payments will be attached to each Plan statement you receive.

Voluntary payments will be invested at least once per week.*  Depending on the number of shares being purchased and current trading volume in the shares, purchases may be executed in multiple transactions and may be traded on more than one day.  No interest will be paid on funds held by The Bank of New York pending investment.

*Voluntary purchases are subject to stock exchange holidays, early closings and Norfolk Southern Corporation blackout periods.

Dividend payment dates ordinarily are on or about the 10th of March, June, September and December.

You may obtain a refund of any voluntary cash payment if a request for such refund is received by The Bank of New York more than 48 hours before the next scheduled purchase date.

It is entirely up to you whether you wish to buy additional shares of common stock with voluntary cash payments. If you do choose to make voluntary cash payments, you are free to change the amount of your additional investments as often as you would like.

When the Plan starts

You can sign up for the Plan at any time.  If your signed authorization is received by Norfolk Southern Corporation before the record date for a dividend payment, the Plan will go into effect for you with that payment.

Cost of the Plan to you

There is no cost to you to join the Plan.  In addition, there are no brokerage commissions, service charges or any other fees for reinvestment of dividends or purchases through voluntary cash payments.  These costs are paid by Norfolk Southern Corporation.  You will, however, pay a transaction fee of $10.00 plus $0.06 per share (which includes brokerage fees and commissions) on any full or partial sale of shares.

Income tax information

The amount of your dividend is subject to income tax just as if you had received it in cash.

Fractions of shares

When you are a participant in the Plan, the entire amount of your dividend and/or any voluntary cash payment is invested.  If the amount is not equal to an exact number of full shares, a fraction of a share is credited to your account along with the full shares.  A fraction of a share  receives a proportionate share of all subsequent dividends.

Certificates

Shares bought under the Plan will be held by The Bank of New York for participants without charge.  However, certificates for full shares credited to your account will be delivered to you upon written request.  Please note that fractional shares cannot be issued in certificate form.  To have a certificate issued, simply complete, sign and return the tear-off portion of the account statement or call The Bank of New York.  There is no fee for this service.

If you own Norfolk Southern Corporation shares in certificated form, you may elect to deposit the shares represented by those certificates into your Plan account with The Bank of New York.  The Bank of New York will credit these shares to your Plan account in book-entry form.  There is no cost to you for this service; these costs will be paid by Norfolk Southern Corporation.  To deposit certificated shares, send the certificates via registered mail, return receipt requested, to The Bank of New York along with either, at the time of enrollment, your completed signed authorization form, or, after the time of your enrollment, the tear-off portion of your account statement with your written instructions regarding the deposit.  Please do not sign the stock certificate.  We recommend that you insure the package for 2% of the value of the shares (see below, "Correspondence," for mailing instructions).

Voting

You can vote full shares acquired under the Plan whether the shares are held by The Bank of New York or by you.  A fraction of a share will not be voted.

How to sell Plan shares

You may instruct The Bank of New York to sell some or all shares held in your Plan account by one of the following methods:

•     Sale Orders via IVR System:  Sale orders may be placed via the Interactive Voice Response (IVR) system.  To place a sale order, contact The Bank of New York, toll-free at 1-866-272-9472.  Simply enter your social security number or taxpayer ID at the prompt, select the menu option for sales and follow the instructions provided.  For security purposes, you will be asked to enter your account number.

•     Sale Orders via Internet:  Sale orders may be placed via the Internet.  To place a sale order, you will first need to request a PIN by visiting The Bank of New York website at www.stockbny.com.

•     Sale Orders via Mail:  Sale orders may be place by completing and signing the tear-off portion of your account statement and mailing the instructions to The Bank of New York.  If there is more than one name or owner on the Plan account, all participants must sign the tear-off portion of the account statement.

How Plan shares are sold

As with purchases, The Bank of New York aggregates all requests to sell shares and then sells the total shares on the open market.  Sales are usually made through a broker affiliated with The Bank of New York.  The broker affiliated with The Bank of New York will receive brokerage commissions.  Normally, the shares are sold on the exchange on which the common stock of Norfolk Southern Corporation trades.

Sale requests will be processed and the shares will, subject to market conditions and other factors, generally be sold within 24 hours of receipt of the request.*  Depending on the number of shares being sold and current trading volume in the shares, sales may be executed in multiple transactions and may be traded on more than one day.  The selling price will not be known until the sale is complete.  The price per share sold will reflect the per share fee, and will always be the average weighted price for all shares sold for the Plan on the trade date or dates less the per share transaction fee.  See "Cost of the Plan to you" above for the fees associated with sales under the Plan.

A check for the proceeds of the sale of shares, less applicable taxes and transaction fees, will normally be mailed to you by first class mail within two (2) business days after the final trade settlement date.

Participants should be aware that the share price may fluctuate between the time your sale request is received by The Bank of New York and the time the sale is made on the open market.  The Bank of New York may, at its own discretion, accept written requests to revoke instructions.

*Sales are subject to stock exchange holidays, early closings and Norfolk Southern Corporation blackout periods.

To withdraw or discontinue participation in the Plan

You may withdraw, without charge, any part of the whole shares credited to your account by making a request in writing to The Bank of New York.  In addition, you may withdraw all of your whole shares or otherwise discontinue your participation in the Plan at any time by giving written notice to The Bank of New York.  In either case, simply complete the tear-off portion of the account statement or transaction advice and mail it to The Bank of New York.  To be effective on any given dividend payment date, a notice to discontinue must be received by The Bank of New York before the record date for that payment.  Upon receipt of your instructions, you will receive a certificate representing the whole shares credited to you Plan account.  Alternatively, if Norfolk Southern Corporation is participating in DRS (as defined below), you can elect to have your shares held electronically on the books of Norfolk Southern Corporation, in which case you will receive a notice confirming the electronic delivery of your whole shares.  See below for more information regarding DRS.  In the event you choose to discontinue participation in the Plan, any fractional shares held in you Plan account will be sold.  You will receive a check for the proceeds, less applicable taxes and transaction fees from the sale of any fractional shares.  See "Cost of the Plan to you" above for the fees associated with sales under the Plan.

Direct Registration System

Beginning in January 2008, Norfolk Southern Corporation may begin participating in the Direct Registration System ("DRS") operated by Depository Trust Company.  Under DRS, shares of stock are recorded electronically (or held in "direct registration") and are not represented by physical certificates.  If Norfolk Southern Corporation elects to participate in DRS, you will be permitted to have any shares withdrawn from the Plan electronically entered on the books of Norfolk Southern Corporation instead of receiving paper certificates.  You will need to affirmatively choose to have your shares held in direct registration.  If you want to find out whether your shares can be held in direct registration, please contact The Bank of New York.

Correspondence

For information regarding the Plan, including questions regarding direct registration, please contact The Bank of New York at:

Toll-free number: 1-866-272-9472

For international calls: 1-212-815-3700

Or write to:

        The Bank of New York

        Norfolk Southern Plan

        Church Street Station

        P. O. Box 11258

        New York, N.Y. 10286-1258

For voluntary cash payments, sales, transfers, deposits, withdrawals or to discontinue participation in the Plan, mail the tear-off portion of your transaction advice or account statement to:

        The Bank of New York

        Investment Services Department/Norfolk Southern

        P.O. Box 1958

        Newark, New Jersey 07101-9774

Or, you may call 1-866-272-9472, The Bank of New York's toll-free number, with your instructions or visit The Bank of New York's website, www.stockbny.com.

To access The Bank of New York's website, please follow these steps:

Log onto www.stockbny.com

First-time users will have to enter their social security number or taxpayer ID when prompted in order to establish a temporary personal identification number.

You should read the terms and conditions below and on the following pages.

Terms and conditions

1.        The Bank of New York (the "Bank"), acting as agent for each participant in the Dividend Reinvestment Plan, will apply all dividends which become payable to such participant on shares (including certificated shares held by the participant, shares held in direct registration and shares accumulated under the Plan) of Norfolk Southern Corporation common stock and any voluntary cash payments ($50 minimum, $5,000 maximum per month) received from such participant prior to the purchase of additional shares of such stock for such participant.  These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market, or by negotiated transactions and may be subject to such terms of price, delivery, etc., as The Bank of New York may agree to.  Neither Norfolk Southern nor any stockholder shall have the authority or power to direct the time or price at which shares may be purchased, or the selection of the broker or dealer through or from whom purchases are to be made.  For voluntary cash payments, purchases are made at least once a week.  The Bank of New York, as Administrator for the Plan, may use a broker affiliated with the Bank for trading activity under the Plan.  The broker affiliated with the Bank will receive brokerage fees and commissions.

In the event that a participant's check or EFT for a voluntary cash payment is returned unpaid for any reason, the participant will be charged a $35.00 return fee.  Further, the Bank will immediately remove from the participant's account shares which were purchased  in anticipation of the collection of such funds.  These shares will  be sold to recover any uncollected funds plus the return fee.  If the net proceeds of the sale of such shares are insufficient to recover in full the uncollected funds plus the return fee, the Bank reserves the right to sell additional shares from any of the participant's accounts maintained by the Bank as may be necessary to recover in full the uncollected balance plus the return fee.  The sale of any additional shares may, in some cases, yield an amount greater than that required to recover in full the uncollected balance plus the return fee.  If this occurs, only amounts in excess of $1.00 will be remitted to the participant.

2.        For the purpose of making purchases, The Bank of New York will commingle each participant's funds with those of all other holders of Norfolk Southern Corporation common stock who are participants in the Plan.  The price per share cannot be determined prior to the purchase.  The price per share purchased for each participant's account shall always be the average weighted price of all shares purchased with the funds available from that dividend or from any voluntary cash payments being invested.  The Bank of New York will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

3.        The Bank of New York will make every effort to invest all dividends promptly on or after the dividend payable date except as otherwise required under any applicable federal securities laws.

4.        A statement describing the cash dividends and/or voluntary cash payments received, the number of shares purchased/sold, the price per share, and the total shares accumulated under the Plan will be mailed to each participant by The Bank of New York on a quarterly basis.

5.         Participants may obtain, without charge, a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to The Bank of New York.

6.        All sales of shares will be made on any securities exchange where such shares are traded, in the over-the-counter market, or by negotiated transactions and may be subject to such terms of price, delivery, etc., as The Bank of New York may agree to.  The fee (including brokerage fees and commissions) in connection with the sale of shares is $10.00 plus $0.06 per share sold.  The price per share of shares sold cannot be determined prior to the sale.  The price per share sold will reflect the $0.06 per share fee, and shall always be the average weighted price for all shares sold for the Plan on the trade date or dates less the share transaction fee.  Sale requests will be processed and the shares will, subject to market conditions and other factors, generally be sold within 24 hours of receipt of the request.  Depending on the number of shares being sold and current trading volume in the shares, sales may be executed in multiple transactions and may be traded on more than one day.  The selling price will not be known until the sale is complete.  A check for the proceeds of the sale of shares, less applicable taxes and transaction fees, will normally be mailed to you by first class mail within two (2) business days after the final settlement date.  The Bank of New York, as Administrator for the Plan, may use a broker affiliated with the Bank for trading activity under the Plan.  The broker affiliated with the Bank will receive brokerage fees and commissions.

7.        Participation in the Plan may be terminated by a participant at any time by written instructions to that effect to The Bank of New York.  A terminating participant may request, in such notice or otherwise, the sale of all or part of the shares credited so such participant's account.  The participant will receive a certificate for unsold whole shares or, if Norfolk Southern has elected to participate in DRS (as defined above), the participant may elect to have unsold whole shares held in direct registration.  To be effective on a dividend payment date the notice to discontinue must be received by The Bank of New York before the record date for that dividend.  If a notice to discontinue is received by The Bank of New York on or after the record date for a dividend payment, such notice to discontinue may not be effective until such dividend has been reinvested and the shares purchased are credited to the participant's account under the Plan.  The Bank of New York, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating participant.  The Bank of New York may terminate a participant's participation in the Plan, for whatever reason at any time as it may determine in its sole discretion, upon mailing a notice to terminate to the participant at the participant's address as it appears on The Bank of New York's records.

Upon termination, any fractional shares held in the Plan account will be sold.  The participant will receive a check for the proceeds, less applicable taxes and transaction fees from the sale of any fractional shares.

8.        Unless it receives specific instructions to the contrary on forms it may supply, The Bank of New York will vote the full shares that it holds for a participant in accordance with the proxy returned by the participant to Norfolk Southern Corporation covering shares of Norfolk Southern of which the participant is the registered holder.

9.     Participants who own Norfolk Southern Corporation common stock in certificated form may elect to deposit the shares represented by such certificates into their Plan accounts with the Bank.  The Bank will credit those shares to participants' Plan accounts in book-entry form.

        To deposit certificated shares, participants should send the certificates via registered mail, return receipt requested, to the Bank along with either, at the time of enrollment, their completed, signed authorization form, or, after enrollment, with the tear-off portion of the Bank account statement with their written instructions regarding the deposit.  Participants should not sign the stock certificate.  The Bank recommends that participants mail the stock certificate registered mail return receipt and insure the package for 2% of the market value of the shares.

10.   Any stock dividends or split shares of Norfolk Southern Corporation common stock distributed on shares held by The Bank of New York for a participant will be credited to the participant's account.  In the event that Norfolk Southern Corporation makes available to its stockholders rights to purchase additional shares, debentures or other securities, The Bank of New York will sell such rights accruing to shares held by it for participants and invest the resultant funds in additional shares of Norfolk Southern Corporation common stock for the account of each participant prior to or with the next scheduled purchase date.  Accordingly, if a participant wishes to exercise any such rights, the participant should request The Bank of New York to issue certificates for shares held in the participant's account so that the participant can receive such rights directly.

11.     The fact that dividends are reinvested does not relieve participants of liability for income taxes that may be payable on such dividends and company paid commission and fees.  Dividends credited to a participant's account will be included in an information return to the Internal Revenue Service, and a copy of such return will be sent to each participant.

12.     The Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA") imposes certain reporting obligations upon brokers and other middlemen.  As a result, The Bank of New York will be required to report to the Internal Revenue Service and the participant any sales of stock by it on behalf of a participant.

13.     Neither Norfolk Southern Corporation nor The Bank of New York will be liable for any losses or liability howsoever incurred by participants arising from, related to or in connection with the administration of the Plan or the Bank's actions or non-actions with respect to the Plan (including by way of example and not by way of limitation any losses or claim of liability arising from (i) the failure to terminate a participant's account, sell shares in the Plan or invest optional cash investments or dividends without prior receipt of proper documentation and instructions and (ii) the prices at which shares are purchased or sold for the participant's account, the timing of such purchases and sales, and the fluctuation of prices of shares (a) between the receipt of cash or dividends for investment and such investment, (b) between the receipt of instructions to sell and such sale and (c) after the purchase and sale of shares) except for such losses and liabilities caused by the negligence or willful misconduct of the Bank; and participant shall indemnify and hold harmless the Bank from all losses and liabilities incurred by the Bank (including losses and liabilities arising from disputes with participant) other than those caused by the Bank's negligence and willful misconduct.  In no event shall the Bank be liable for special, consequential or punitive damages or losses due to forces beyond its control (including by way of example and not by way of limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware services).

14.   The terms and conditions and the administration of the Plan and the Bank's duties and responsibilities under the Plan shall be governed by the substantive laws (and not the choice of law rules) of the State of New York; all proceedings relating to the Plan shall be brought by participant only in courts located in the City of New York; and participants waive their right to trial by jury.

15.   The Bank reserves the right to modify the Plan including the right to terminate the Plan upon notice to Plan participants.  In addition, the Bank reserves the right to interpret and regulate the Plan as it deems necessary or desirable in connection with its operation.

16.   Shares are not insured by FDIC or any other government agency, are not deposits or other obligations of, and are not guaranteed by, the Bank, and are subject to investment risks, including possible loss of principal amount invested.  The Bank and Norfolk Southern Corporation provide no advice and make no recommendations with respect to purchasing or selling shares of Norfolk Southern Corporation.  Any decision to purchase or sell must be made by each individual participant based on his or her own research and judgment.  Nothing herein shall be deemed to constitute an offer to sell or a solicitation to buy share(s) of Norfolk Southern Corporation.